Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment reporting
23.	Segment reporting

The Company generates its revenue primarily from on-demand delivery solution services and substantially all of the Company’s long-lived assets are located in the PRC. Segment information is presented after elimination of inter-segment transactions and revenues and cost of revenues are directly attributable, or are allocated, to each segment. The accounting policies of the segments are the same as those described in note 2. The Company’s CODM evaluates performance based on each operating segment’s revenue and cost of revenues and uses these results to evaluate the performance of, and to allocate resources to each of the segments. The Company’s CODM does not review the financial position by operating segment, thus total assets by operating segment is not presented.

	For the year ended December 31,
	2023	2024	2025	2025
	RMB	RMB	RMB	US$
Revenues
On-demand delivery solution services	3,412,802	2,828,483	2,334,185	333,784
Others	289,585	218,388	191,712	27,414
Total revenues	3,702,387	3,046,871	2,525,897	361,198
Cost of revenues (Note)
On-demand delivery solution services	(3,268,933)	(2,775,575)	(2,353,152)	(336,496)
Others	(266,845)	(197,583)	(160,372)	(22,933)
Total cost of revenues	(3,535,778)	(2,973,158)	(2,513,524)	(359,429)
Gross profit	166,609	73,713	12,373	1,769
Reconciliation of profit or loss
Operating expenses:
General and administrative	(184,336)	(148,627)	(187,775)	(26,851)
Research and development	(12,378)	(10,690)	(7,114)	(1,017)
Gain on disposal of assets	22,317	75,220	4,441	635
Loss from operations	(7,788)	(10,384)	(178,075)	(25,464)
Non-operating income/(expense):
Interest income	1,047	385	193	28
Interest expense	(4,882)	(4,105)	(4,196)	(600)
Other income/(expense), net	16,704	(2,627)	(230)	(33)
Income/(loss) before income tax	5,081	(16,731)	(182,308)	(26,069)

Note: The cost of revenues for the years ended December 31, 2023, 2024 and 2025 mainly include cost of labor.